 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2022

Appian Corporation
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, VA		22102
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	APPN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, Eric Cross, Chief Revenue Officer of Appian Corporation (the “Company”), notified the Company that he will be leaving the Company at the end of June 2022 to take on an expanded role at a late stage software company.

Item 8.01 Other Events.

The Company has initiated a search for a replacement Chief Revenue Officer. In the interim, Paul Maguire, Managing Director, International, who joined the Company in 2016, will manage the Company’s sales department outside the Americas and John Sellers, Senior Vice President of Go-To-Market, Planning and Operations, who joined the Company in 2021, will manage the Company’s sales department within the Americas. Each will report directly to Matthew Calkins, the Company’s Chief Executive Officer.

The Company has also announced that effective May 17, 2022, William D. McCarthy, a nominee to the Company’s Board of Directors at the 2022 Annual Meeting of Stockholders, will serve as Acting Chief Operating Officer on a consultancy basis. Mr. McCarthy has served as an advisor to the Board of Directors since 2021. He previously served as Chief Revenue Officer of InfoBlox, Inc.

Item 2.02 Results of Operations and Financial Condition.

The Company is affirming its previously provided guidance for the second quarter and full year ending December 31, 2022, previously provided in its first quarter earnings release and conference call on May 5, 2022.

The information included in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. All statements contained in this Form 8-K other than statements of historical facts, including statements regarding the Company's future financial and business performance for the second quarter and full year 2022, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including the risks and uncertainties associated with the Company's ability to grow its business and manage its growth, the Company's ability to sustain its revenue growth rate, continued market acceptance of the Company's platform and adoption of low-code solutions to drive digital transformation, the fluctuation of the Company's operating results due to the length and variability of its sales cycle, competition in the markets in which the Company operates, risks and uncertainties associated with the composition and concentration of the Company's customer base and their demand for its platform and satisfaction with the services provided by the Company, the potential fluctuation of the Company's future quarterly results of operations, the Company's ability to shift its revenue towards subscriptions and away from professional services, the Company's ability to operate in compliance with applicable laws and regulations, the Company's strategic relationships with third parties and use of third-party licensed software and its platform’s compatibility with third-party applications, the timing of the Company's recognition of subscriptions revenue which may delay the effect of near term changes in sales on its operating results, and the additional risks and uncertainties set forth in the “Risk Factors” section of the Company's Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 17, 2022 and other reports that the Company has filed with the Securities and Exchange Commission. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company's management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the Company cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. The Company is under no duty to update any of these forward-looking statements after the date of this Form 8-K to conform these statements to actual results or revised expectations, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: May 17, 2022	By:	/s/ Mark Matheos
Mark Matheos
Chief Financial Officer